UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 11, 2022

GOHEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39390	85-0563805
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

214 West Huron St.

Chicago, Illinois 60654

(Address of principal executive offices) (Zip Code)

(312) 386-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	GOCO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Stockholders Agreement of GoHealth, Inc. dated July 15, 2020 (the “Stockholders Agreement”) by and among GoHealth, Inc. (the “Company), Centerbridge Capital Partners III, L.P. (“Centerbridge”), and NVX Holdings, Inc. (“NVX”), Centerbridge is entitled to designate two (2) directors to the Company’s Board of Directors (each a “Centerbridge Director”) for so long as Centerbridge owns at least ten percent (10%) of all issued and outstanding Class A Common Stock of the Company.

On September 11, 2022, Ms. Tawil resigned from the Board of the Company as a Centerbridge Director and Centerbridge has designated Christopher Litchford to replace Ms. Tawil as a Centerbridge Director pursuant to the Stockholders Agreement. Ms. Tawil’s resignation was not related to any disagreement with the Company on any matter relating to its operations, policies, and practices. Mr. Litchford was appointed as a director by the Board of the Company on September 14, 2022, and will be a Class II director with a term expiring at the 2025 annual meeting of stockholders.

Christopher Litchford has been a Managing Director of Centerbridge since 2018 where he focuses on investments in the technology sector. Prior to joining Centerbridge, Mr. Litchford was a principal in the Tech & Telecom Group at Court Square Capital Partners. Prior to joining Court Square, Mr. Litchford was an Investment Banking Analyst with Morgan Stanley. Mr. Litchford holds a Bachelor of Science degree from University of North Carolina, Chapel Hill. As a Centerbridge employee and designee on the Board, Mr. Litchford will not receive any additional compensation for service on the Board. In connection with his designation, the Company and Mr. Litchford have entered into the Company’s standard indemnification agreement for directors. Except for any transactions involving Centerbridge described in the Company’s proxy statement relating to its 2022 annual meeting of stockholders, there are no transactions between the Company and Mr. Litchford that would be required to be reported under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2022	GO HEALTH, INC.

	By:	/s/ Brian Farley
Name: Brian Farley
Title: Chief Legal Officer